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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported):
                               April 13, 1995



                            BanPonce Corporation
           (Exact name of registrant as specified in its charter)






 Commonwealth of Puerto Rico        No. 0-13818              No. 66-0416582
  (State or other jurisdic-         (Commission            (IRS employer
 tion of incorporation)            File Number)        Identification No.)



                 209 Munoz Rivera Avenue
                   Hato Rey, Puerto Rico                    00918
         (Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code: (809)765-9800




       _____________________________________________________________
       (Former name or former address, if changes since last report)

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Item 5.     Other Events

            The exhibits listed in Item 7 below are hereby incorporated herein by reference.


Item 7.     Financial Statements and Exhibits

      (4)(a) Form of Fixed Rate Medium-Term Note, Series One of BanPonce Corporation.

      (4)(b) Form of Floating Rate Medium-Term Note, Series One of BanPonce Corporation.

      (4)(c) Indenture, dated as of February 15, 1995, between BanPonce Corporation and The First National Bank of Chicago as Trustee.

      (8)(a)      Tax opinion of Sullivan & Cromwell.

      (8)(b)      Tax opinion of McConnell Valdes.

      (10)(a) Form of Administrative Procedures governing Medium-Term Notes, Series 1, of BanPonce Corporation.

      (10)(b) Form of Interest Calculation Agency Agreement, dated as of February 15, 1995, between BanPonce Corporation and The First National Bank of Chicago.

      (23)(a)     Consent of Sullivan & Cromwell (included in
                  Exhibit (8)(a)).

      (23)(b)     Consent of McConnell Valdes (included in Exhibit (8)(b)).

      (25) Statement of Eligibility on Form T-1 of The First National Bank of Chicago relating to debt securities of BanPonce Corporation.

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                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BANPONCE CORPORATION
                                               (Registrant)



Date:  April 13, 1995                      By: /s/ Jose Luis Lopez Calderon
                                           Name: Jose Luis Lopez Calderon
                                           Title: (Senior Vice President)